                                                                    Exhibit 3.13

             Articles of Incorporation of Sunrise Publications, Inc.

                            ARTICLES OF INCORPORATION
                                       OF
                           SUNRISE PUBLICATIONS, INC.

          The undersigned incorporator, being a natural person eighteen (18) years of age of older, in order to form a corporation under Minnesota Statutes, Chapter 3O2A, hereby adopts the following Articles of Incorporation:

                                   ARTICLE I.
                                      NAME

          1.1 The name of the Corporation is Sunrise Publications, Inc.

                                   ARTICLE II.
                           REGISTERED OFFICE AND AGENT

          2.1 The location of the registered office of this Corporation is:
10120 West 76th Street, Eden Prairie, Minnesota 55344.

          2.2 The registered agent at that address is: David R. Pomije.

                                  ARTICLE III.
                                     SHARES

          3.1 The aggregate number Of shares of stock which this Corporation shall have the authority to issue Ten Million (10,000,000) shares.

          3.2 The Board of Directors may, from time to time, establish different classes or series of shares and may fix the rights and preferences of said shares in any class or series.

          3.3 The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

          3.4 Notwithstanding 3.2. and 3.3, if the corporation elects, or has elected, to be taxed as a Subchapter "S" Corporation under the internal Revenue Code of 1986, as amended, while such election remains in effect, preferred shares shall not be authorized, nor shall the Board of Directors have any authority with respect to establishing or fixing rights to any class or series of shares that could disqualify the corporation from its status as a Subchapter "S" Corporation.

          3.5 The par value per share shall be One Cent ($0.01).

          3.6 No shareholders shall have the right to cumulate their vote for the election of directors and there shall be no cumulative voting for any purpose whatsoever.

          3.7 The shareholders shall not have preemptive rights to subscribe for, purchase or acquire any shares of any class of capital stock of this Corporation, whether unissued, or now of hereafter authorized, or any obligations or other securities convertible into, or exchangeable for, such shares.

          3.8 The shareholders shall take action by the affirmative vote of the holders of fifty-one percent (51%) of the voting power of the shares present, except where a larger proportion is required by law, by these Articles, or under a shareholder control agreement.

                                   ARTICLE IV.
                           INCORPORATOR AND DIRECTORS

          4.1 The name and post office address of the incorporator is Barry Lazarus, 1600 TCF Tower, 121 South Eighth Street, Minneapolis, MN 55402.

          4.2 The name and. post office address of the First. Directors are:

              David R. Pomije     10120 West 76th Street
                                  Eden Prairie, MN 55344

              Stanley A. Bodine   10120 West 76th Street
                                  Eden Prairie, MN 55344

Said Directors shall hold office for one (1) year or until a successor or successors is/are elected.

          4.3 Provided there are no vacancies on the Board of Directors, an action required or permitted to be taken by the Board of Directors of this Corporation may be taken by written action signed by that number of directors that would be required to take the same action at a meeting of the Board at which all directors are present, except as to those matters requiring shareholder approval, in which case the written action must be signed by all members of the Board of Directors then in office. In the event written action is taken by less than all of the directors of this Corporation, the Chief
Executive Officer or Chief Financial Officer shall notify all of the directors of this Corporation of the text and effective date of such written action.

          4.4 The Shareholders may, from time to time, by a majority vote, or the Board of Directors may, from time to time, by unanimous vote, adopt, amend or repeal all or any of the Bylaws of the Corporation.

          4.5 A quorum of the Board of Directors shall consist of the Sole Director if there is only one member of the Board of Directors, or the presence of not less than two of the Directors if there are two members of the Board of Directors or, if more than two Directors, then a quorum of the Board of Directors shall consist of the presence of not less than one-half (1/2) of the Directors then in office; provided, however, that if one or more vacancies exist on the Board of Directors, a quorum of the Board shall consist of all of the members of the Board then serving.

                                   ARTICLE V.
                                MONETARY DAMAGES

          A director of this corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Minnesota Business Corporation Act as the same exists or may hereafter be amended. Any repeal or modification of this
Article V by the shareholders of this corporation shall not adversely affect any right or protection of the director of the corporation existing at the time of such repeal or modification.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 1994.


                                        /s/ Barry Lazarus
                                        ----------------------------------------
                                        Barry Lazarus

                                        121 50 8th street # 1600
                                        Mpla Mn 55402

                                                             STATE OF MINNESOTA
                                                             DEPARTMENT OF STATE
                                                                    FILED
                                                                 OCT 13 1994

                                        /s/ Illegible
                                        ----------------------------------------
                                        Secretary of State

                          MINNESOTA SECRETARY OF STATE

(SEAL)               NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

Please read the Instructions on the back before completing this form.

1.   Entity Name: ______________________________________________________________

     SUNRISE PUBLICATIONS, INC. ________________________________________________

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable,

     33 South Sixth Street, Multifoods Tower,   Minneapolis     MN      55402
                      Street                        City      State   Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

     Corporation Service Company
     If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.


/s/ Illegible
--------------------------------------
Signature of Authorized Person EUP/CFO

Name and Telephone Number of a Contact Person: Elva Shipkowski (CSC) (302)
                                               636-5401 Ext: 3216.
                                                    please print legibly

     Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability
                               Companies: $35.00.

                       Non-Minnesota Corporations: $50.00.

                    Make checks payable to Secretary of State

                     Return to: Minnesota Secretary of State
                             18O State Office Bldg.
                              100 Constitution Ave.
                             St. Paul, MN 55155-1299
                                 (651) 296-28O3

                                                             STATE OF MINNESOTA
                                                             DEPARTMENT OF STATE
                                                                    FILED

                                                                 FEB 25 2002


                                                             /s/ Illegible
                                                             -------------------
                                                             Secretary of State

                          MINNESOTA SECRETARY OF STATE

(SEAL)               NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

Please read the Instructions on the back before completing this form.

1.   Entity Name: ______________________________________________________________

     SUNRISE PUBLICATIONS, INC. ________________________________________________

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable,

     405 SECOND AVENUE, SOUTH   MINNEAPOLIS     MN      55401
              Street                City      State   Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

     CT CORPORATION SYSTEM INC.
     If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.


/s/ Mike Jones
------------------------------------
Signature of Authorized Person

Mike Jones, V.P.

Name and Telephone Number of a Contact Person: M. Jones (800) 759-8547
                                                 please print legibly

     Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability
                               Companies: $35.00.

                       Non-Minnesota Corporations: $50.00.

                    Make checks payable to Secretary of State

                     Return to: Minnesota Secretary of State
                             18O State Office Bldg.
                              100 Constitution Ave.
                             St. Paul, MN 55155-1299
                                 (651) 296-28O3

                                                             STATE OF MINNESOTA
                                                             DEPARTMENT OF STATE
                                                                    FILED

                                                                 OCT 01 2002


                                                             /s/ Illegible
                                                             -------------------
                                                             Secretary of State

                          MINNESOTA SECRETARY OF STATE
(SEAL)               NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

Please read the instructions on the back before completing this form.

1.   Entity Name: ____________________________

     SUNRISE PUBLICATIONS, INC. ____________________________

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number.
     A post office box is not acceptable.

     Capitol Prof. Bldg. 590 Park St., Suite 6   St. Paul     MN      55103
                       Street                      City     State   Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entitles):

     Capitol Corporate Services, Inc.
     If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.


/s/ Delanie Case Attorney in Fact
-------------------------------------
Signature of Authorized Person

Name and Telephone Number of a Contact Person: Myra Simmons (800) 345-4647x153
                                                     please print legibly

     Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited
                          Liability Companies: $35.00.

      Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

                       Non-Minnesota Corporations: $50.00.

                    Make checks payable to Secretary of State
                     Return to: Minnesota Secretary of State
                             180 State Office Bldg.
                              100 Constitution Ave.
                             St. Paul, MN 55155-1299
                                 (651) 296-2803

                                                              STATE OF MINNESOTA
                                                                     FILED

                                                                  AUG 12 2003


                                                              /s/ Illegible
                                                              ------------------
                                                              Secretary of State

                          MINNESOTA SECRETARY OF STATE
(SEAL)               NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

Please read the instructions on the back before completing this form.

1.   Entity Name: ____________________________

     Sunrise Publications, Inc. ____________________________

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number.
     A post office box is not acceptable.

     405 Second Avenue South   Minneapolis     MN      55401
              Street               City      State   Zip Code

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entitles):

     CT Corporation System Inc.
     If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.


/s/ Illegible
-------------------------------------
Signature of Authorized Person

Name and Telephone Number of a Contact Person: Julie Adcock (214) 979-1172
                                                   please print legibly

     Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited
                          Liability Companies: $35.00.

      Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

                       Non-Minnesota Corporations: $50.00.

                    Make checks payable to Secretary of State
                     Return to: Minnesota Secretary of State
                             180 State Office Bldg.
                    100 Rev. Dr. Martin Luther King Jr. Blvd.
                             St. Paul, MN 55155-1299
                                 (651) 296-2803

                                                              STATE OF MINNESOTA
                                                             DEPARTMENT OF STATE
                                                                    FILED

                                                                 JAN 30 2004


                                                             /s/ Illegible
                                                             -------------------
                                                             Secretary of State